Exhibit 99.2

Synovus

INCOME STATEMENT DATA	Six Months Ended
(Unaudited)
(Dollars in thousands, except per share data)	June 30,
	2016	2015	Change

Interest income	$501,716	465,055	7.9%
Interest expense	62,073	58,148	6.8

Net interest income	439,643	406,907	8.0
Provision for loan losses	16,070	11,034	45.6

Net interest income after provision for loan losses	423,573	395,873	7.0

Non-interest income:
Service charges on deposit accounts	39,950	38,928	2.6
Fiduciary and asset management fees	22,854	23,414	(2.4)
Brokerage revenue	13,821	14,032	(1.5)
Mortgage banking income	11,425	13,995	(18.4)
Bankcard fees	16,718	16,576	0.9
Investment securities gains, net	67	2,710	(97.5)
Other fee income	10,084	9,851	2.4
Other non-interest income	16,114	15,181	6.1

Total non-interest income	131,033	134,687	(2.7)

Non-interest expense:
Salaries and other personnel expense	198,419	191,054	3.9
Net occupancy and equipment expense	53,360	52,713	1.2
Third-party processing expense	22,814	21,015	8.6
FDIC insurance and other regulatory fees	13,344	13,725	(2.8)
Professional fees	13,307	12,011	10.8
Advertising expense	9,761	6,309	54.7
Foreclosed real estate expense, net	7,272	13,847	(47.5)
Visa indemnification charges	720	729	(1.2)
Loss on early extinguishment of debt	4,735	-	nm
Litigation contingency expense	2,700	4,400	(38.6)
Restructuring charges, net	6,981	(102)	nm
Other operating expenses	43,431	41,012	5.9

Total non-interest expense	376,844	356,713	5.6

Income before income taxes	177,762	173,847	2.3
Income tax expense	64,773	64,091	1.1

Net income	112,989	109,756	2.9
Dividends on preferred stock	5,119	5,119	-

Net income available to common shareholders	$107,870	104,637	3.1%

Net income per common share, basic	$0.85	0.78	8.8%

Net income per common share, diluted	0.85	0.78	9.5

Cash dividends declared per common share	0.24	0.20	20.0
Return on average assets	0.78%	0.80	(2) bps
Return on average common equity	7.66	7.27	39

Weighted average common shares outstanding, basic	126,164	133,935	(5.8)%
Weighted average common shares outstanding, diluted	126,778	134,678	(5.9)

nm - not meaningful

bps - basis points

Synovus

INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)	2016		2015			2nd Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘16 vs. ‘15 Change

Interest income	$252,393	249,323	242,814	238,093	233,654	8.0%
Interest expense	30,944	31,130	30,194	30,303	30,010	3.1

Net interest income	221,449	218,193	212,620	207,790	203,644	8.7
Provision for loan losses	6,693	9,377	5,021	2,956	6,636	0.9

Net interest income after provision for loan losses	214,756	208,816	207,599	204,834	197,008	9.0

Non-interest income:
Service charges on deposit accounts	20,240	19,710	20,522	20,692	19,795	2.2
Fiduciary and asset management fees	11,580	11,274	11,206	11,308	11,843	(2.2)
Brokerage revenue	7,338	6,483	6,877	6,946	6,782	8.2
Mortgage banking income	5,941	5,484	4,136	5,965	7,511	(20.9)
Bankcard fees	8,346	8,372	8,262	8,334	8,499	(1.8)
Investment securities gains, net	-	67	58	-	1,985	nm
Other fee income	5,280	4,804	5,798	5,521	4,605	14.7
Other non-interest income	9,161	6,953	9,316	8,293	7,812	17.3

Total non-interest income	67,886	63,147	66,175	67,059	68,832	(1.4)

Non-interest expense:
Salaries and other personnel expense	97,061	101,358	95,524	94,341	94,565	2.6
Net occupancy and equipment expense	26,783	26,577	27,816	26,937	26,541	0.9
Third-party processing expense	11,698	11,116	10,993	10,844	10,672	9.6
FDIC insurance and other regulatory fees	6,625	6,719	6,776	6,591	6,767	(2.1)
Professional fees	6,938	6,369	8,265	6,371	6,417	8.1
Advertising expense	7,351	2,410	3,680	5,488	2,865	156.6
Foreclosed real estate expense, net	4,588	2,684	4,454	4,503	4,351	5.4
Visa indemnification charges	360	360	371	363	354	1.7
Loss on early extinguishment of debt	-	4,735	1,533	-	-	nm
Litigation contingency/settlement expenses	-	2,700	710	-	4,400	nm
Restructuring charges, net	5,841	1,140	69	69	5	nm
Other operating expenses	21,366	22,065	22,842	22,400	20,869	2.4

Total non-interest expense	188,611	188,233	183,033	177,907	177,806	6.1

Income before income taxes	94,031	83,730	90,741	93,986	88,034	6.8
Income tax expense	33,574	31,199	32,343	36,058	32,242	4.1

Net income	60,457	52,531	58,398	57,928	55,792	8.4

Dividends on preferred stock	2,559	2,559	2,559	2,559	2,559	-

Net income available to common shareholders	$57,898	49,972	55,839	55,369	53,233	8.8%

Net income per common share, basic	$0.46	0.39	0.43	0.42	0.40	15.6%

Net income per common share, diluted	0.46	0.39	0.43	0.42	0.40	15.6

Cash dividends declared per common share	0.12	0.12	0.12	0.10	0.10	20.0

Return on average assets *	0.83%	0.73	0.81	0.81	0.80	3	bps
Return on average common equity *	8.26	7.06	7.67	7.64	7.39	87

Weighted average common shares outstanding, basic	125,100	127,227	130,354	131,516	132,947	(5.9)%
Weighted average common shares outstanding, diluted	125,699	127,857	131,197	132,297	133,625	(5.9)

nm - not meaningful

bps - basis points

* - ratios are annualized

Synovus

BALANCE SHEET DATA	June 30, 2016	December 31, 2015	June 30, 2015
(Unaudited)

(In thousands, except share data)

ASSETS
Cash and cash equivalents	$377,334	367,092	360,832
Interest bearing funds with Federal Reserve Bank	904,406	829,887	1,289,205
Interest earning deposits with banks	24,541	17,387	18,694
Federal funds sold and securities purchased under resale agreements	77,685	69,819	72,487
Trading account assets, at fair value	1,001	5,097	11,973
Mortgage loans held for sale, at fair value	87,824	59,275	98,202
Investment securities available for sale, at fair value	3,580,359	3,587,818	3,354,673

Loans, net of deferred fees and costs	23,060,908	22,429,565	21,494,869
Allowance for loan losses	(255,076)	(252,496)	(254,702)

Loans, net	22,805,832	22,177,069	21,240,167

Premises and equipment, net	424,967	445,155	445,579
Goodwill	24,431	24,431	24,431
Other real estate	33,289	47,030	66,449
Deferred tax asset, net	425,160	511,948	571,402
Other assets	692,862	650,645	650,984

Total assets	$29,459,691	28,792,653	28,205,078

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing deposits	$6,934,443	6,732,970	6,421,815
Interest bearing deposits, excluding brokered deposits	15,495,318	15,434,171	14,775,216
Brokered deposits	1,496,161	1,075,520	1,452,150

Total deposits	23,925,922	23,242,661	22,649,181

Federal funds purchased and securities sold under repurchase agreements	247,179	177,025	188,285
Long-term debt	2,135,892	2,186,893	2,138,427
Other liabilities	199,039	185,878	223,028

Total liabilities	26,508,032	25,792,457	25,198,920

Shareholders’ equity:
Series C Preferred Stock - no par value, 5,200,000 shares outstanding at June 30, 2016, December 31, 2015, and June 30, 2015	125,980	125,980	125,980
Common stock - $1.00 par value. 124,047,659 shares outstanding at June 30, 2016, 129,547,032 shares outstanding at December 31, 2015 and 132,257,577 shares outstanding at June 30, 2015	141,008	140,592	140,425

Additional paid-in capital	2,993,985	2,989,981	2,981,434

Treasury stock, at cost - 16,959,977 shares at June 30, 2016, 11,045,377 shares at December 31, 2015, and 8,167,677 shares at June 30, 2015	(573,058)	(401,511)	(311,859)

Accumulated other comprehensive gain (loss)	11,005	(29,819)	(22,323)

Retained earnings	252,739	174,973	92,500

Total shareholders’ equity	2,951,659	3,000,196	3,006,157

Total liabilities and shareholders’ equity	$29,459,691	28,792,653	28,205,078

Synovus

AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)
(Dollars in thousands)
	2016		2015
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Interest Earning Assets

Taxable investment securities (2)	$3,529,030	3,537,131	3,481,184	3,380,543	3,165,513
Yield	1.89%	1.91	1.85	1.76	1.79

Tax-exempt investment securities (2) (4)	$3,491	4,091	4,352	4,509	4,595
Yield (taxable equivalent)	6.08%	6.37	6.16	6.21	6.15

Trading account assets	$3,803	5,216	8,067	7,278	12,564
Yield	1.27%	1.65	2.24	1.84	3.72

Commercial loans (3) (4)	$18,433,638	18,253,169	17,884,661	17,522,735	17,297,130
Yield	4.04%	4.03	3.97	3.99	4.01

Consumer loans (3)	$4,497,147	4,334,817	4,233,061	4,105,639	3,986,151
Yield	4.32%	4.37	4.27	4.31	4.37

Allowance for loan losses	$(251,101)	(258,097)	(252,049)	(256,102)	(254,177)

Loans, net (3)	$22,679,684	22,329,889	21,865,673	21,372,272	21,029,104
Yield	4.15%	4.15	4.08	4.10	4.14

Mortgage loans held for sale	$72,477	63,339	50,668	69,438	90,419
Yield	3.59%	3.72	3.84	3.82	3.39

Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$907,615	885,939	1,081,604	1,380,686	1,590,114
Yield	0.47%	0.47	0.27	0.24	0.24

Federal Home Loan Bank and Federal Reserve Bank stock (5)	$77,571	80,679	66,790	71,852	76,091
Yield	5.15%	3.82	5.08	4.71	4.57
Total interest earning assets	$27,273,670	26,906,284	26,558,338	26,286,578	25,968,400
Yield	3.73%	3.73	3.63	3.60	3.61

Interest Bearing Liabilities

Interest bearing demand deposits	$4,233,310	4,198,738	4,117,116	3,955,803	3,919,401
Rate	0.18%	0.17	0.17	0.18	0.18

Money market accounts	$7,082,759	7,095,778	7,062,517	6,893,563	6,466,610
Rate	0.31%	0.32	0.35	0.36	0.35

Savings deposits	$746,225	722,172	692,536	685,813	675,260
Rate	0.06%	0.07	0.06	0.06	0.06

Time deposits under $100,000	$1,262,280	1,279,811	1,307,601	1,338,994	1,351,299
Rate	0.64%	0.65	0.65	0.66	0.68

Time deposits over $100,000	$2,016,116	2,006,302	2,033,193	2,086,851	2,061,434
Rate	0.89%	0.89	0.88	0.88	0.88

Non maturing brokered deposits	$451,398	315,006	297,925	221,817	185,909
Rate	0.39%	0.48	0.31	0.31	0.31

Brokered time deposits	$885,603	780,232	887,168	1,135,346	1,370,022
Rate	0.85%	0.83	0.76	0.71	0.67

Total interest bearing deposits	$16,677,691	16,398,039	16,398,056	16,318,187	16,029,935
Rate	0.39%	0.39	0.40	0.42	0.42

Federal funds purchased and securities sold under repurchase agreements	$221,276	177,921	158,810	207,894	232,531
Rate	0.09%	0.10	0.08	0.09	0.08

Long-term debt	$2,279,043	2,361,973	2,007,924	2,072,455	2,172,765
Rate	2.55%	2.55	2.63	2.46	2.39

Total interest bearing liabilities	$19,178,010	18,937,933	18,564,790	18,598,536	18,435,231
Rate	0.65%	0.66	0.65	0.65	0.65

Non-interest bearing demand deposits	$6,930,336	6,812,223	6,846,200	6,541,832	6,436,167

Effective cost of funds	0.46%	0.46	0.45	0.46	0.46

Net interest margin	3.27%	3.27	3.18	3.14	3.15

Taxable equivalent adjustment	$329	305	311	315	330

(1)	Yields and rates are annualized.
(2)	Excludes net unrealized gains and losses.
(3)	Average loans are shown net of unearned income. Non-performing loans are included.
(4)	Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 35%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5)	Included as a component of Other Assets on the consolidated balance sheet

Synovus

LOANS OUTSTANDING AND NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
	June 30, 2016
Loan Type	Total Loans	Loans as a % of Total Loans Outstanding	Total Non-performing Loans	Non-performing Loans as a % of Total Nonperforming Loans

Multi-Family	$1,528,192	6.6%	$4,070	2.6%
Hotels	746,397	3.2	5,052	3.3
Office Buildings	1,559,631	6.8	2,563	1.7
Shopping Centers	926,147	4.0	358	0.2
Warehouses	535,889	2.3	1,128	0.7
Other Investment Property	624,405	2.7	978	0.7

Total Investment Properties	5,920,661	25.6	14,149	9.2
1-4 Family Construction	208,871	0.9	304	0.2
1-4 Family Investment Mortgage	758,463	3.3	7,994	5.2
Residential Development	160,446	0.7	9,571	6.2

Total 1-4 Family Properties	1,127,780	4.9	17,869	11.6
Land Acquisition	459,254	2.0	7,610	4.9

Total Commercial Real Estate	7,507,695	32.5	39,628	25.7

Commercial, Financial, and Agricultural	6,596,835	28.5	55,821	36.2
Owner-Occupied	4,358,595	18.9	17,118	11.1

Total Commercial & Industrial	10,955,430	47.4	72,939	47.3

Home Equity Lines	1,657,109	7.2	16,912	11.0
Consumer Mortgages	2,132,114	9.2	21,895	14.2
Credit Cards	236,034	1.1	-	-
Other Retail Loans	600,153	2.6	2,698	1.8

Total Retail	4,625,410	20.1	41,505	27.0

Unearned Income	(27,627)	-	-	-

Total	$23,060,908	100.0%	$154,072	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

Loan Type	Total Loans June 30, 2016	March 31, 2016	2Q16 vs. 1Q16 % change (1)	June 30, 2015	2Q16 vs. 2Q15 % change

Multi-Family	$1,528,192	1,524,850	0.9%	$1,286,747	18.8%
Hotels	746,397	718,640	15.5	663,286	12.5
Office Buildings	1,559,631	1,557,608	0.5	1,348,234	15.7
Shopping Centers	926,147	963,520	(15.6)	917,678	0.9
Warehouses	535,889	568,662	(23.2)	524,525	2.2
Other Investment Property	624,405	649,865	(15.8)	662,924	(5.8)

Total Investment Properties	5,920,661	5,983,145	(4.2)	5,403,394	9.6
1-4 Family Construction	208,871	211,312	(4.6)	163,866	27.5
1-4 Family Investment Mortgage	758,463	787,354	(14.8)	788,704	(3.8)
Residential Development	160,446	161,942	(3.7)	161,130	(0.4)

Total 1-4 Family Properties	1,127,780	1,160,608	(11.4)	1,113,700	1.3
Land Acquisition	459,254	469,882	(9.1)	554,501	(17.2)

Total Commercial Real Estate	7,507,695	7,613,635	(5.6)	7,071,595	6.2

Commercial, Financial, and Agricultural	6,596,835	6,537,253	3.7	6,243,259	5.7
Owner-Occupied	4,358,595	4,272,219	8.1	4,161,268	4.7

Total Commercial & Industrial	10,955,430	10,809,472	5.4	10,404,527	5.3

Home Equity Lines	1,657,109	1,669,406	(3.0)	1,683,651	(1.6)
Consumer Mortgages	2,132,114	1,970,193	33.1	1,793,752	18.9
Credit Cards	236,034	232,554	6.0	246,724	(4.3)
Other Retail Loans	600,153	492,274	88.1	323,741	85.4

Total Retail	4,625,410	4,364,427	24.1	4,047,868	14.3

Unearned Income	(27,627)	(29,331)	(23.4)	(29,121)	(5.1)

Total	$23,060,908	22,758,203	5.3%	$21,494,869	7.3%

(1) Percentage change is annualized.

Synovus

CREDIT QUALITY DATA (Unaudited)
(Dollars in thousands)	2016		2015			2nd Quarter
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	‘16 vs. ‘15 Change

Non-performing Loans	$154,072	178,167	168,370	157,640	173,638	(11.3) %
Other Real Estate	33,289	38,462	47,030	64,346	66,449	(49.9)

Non-performing Assets	187,361	216,629	215,400	221,986	240,087	(22.0)

Allowance for loan losses	255,076	254,516	252,496	250,900	254,702	0.1

Net Charge-Offs - Quarter	6,133	7,357	3,425	6,758	5,306	15.6
Net Charge-Offs / Average Loans - Quarter (1)	0.11%	0.13	0.06	0.12	0.10

Non-performing Loans / Loans	0.67	0.78	0.75	0.72	0.81
Non-performing Assets / Loans, Other Loans Held for Sale & ORE	0.81	0.95	0.96	1.01	1.11
Allowance / Loans	1.11	1.12	1.13	1.15	1.18

Allowance / Non-performing Loans	165.56	142.85	149.96	159.16	146.69
Allowance / Non-performing Loans (2)	195.25	173.64	189.47	205.90	202.08

Past Due Loans over 90 days and Still Accruing	$5,964	3,214	2,621	2,998	4,832	23.4
As a Percentage of Loans Outstanding	0.03%	0.01	0.01	0.01	0.02

Total Past Due Loans and Still Accruing	$55,716	63,852	47,912	39,350	50,860	9.5
As a Percentage of Loans Outstanding	0.24%	0.28	0.21	0.18	0.24

Accruing Troubled Debt Restructurings (TDRs)	$205,165	209,159	223,873	240,370	268,542	(23.6)
(1) Ratio is annualized. (2) Excludes non-performing loans for which the expected loss has been charged off.
SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2016	March 31, 2016	June 30, 2015
Tier 1 Capital	$2,627,574	2,609,191	2,615,827
Total Risk-Based Capital	3,146,898	3,183,901	2,971,518
Common Equity Tier 1 Ratio (transitional)	10.02%	10.04	10.73
Common Equity Tier 1 Ratio (fully phased-in)	9.49	9.47	10.09
Tier 1 Capital Ratio	10.06	10.04	10.73
Total Risk-Based Capital Ratio	12.05	12.25	12.18
Tier 1 Leverage Ratio	9.10	9.15	9.48
Common Equity as a Percentage of Total Assets (2)	9.59	9.69	10.21
Tangible Common Equity as a Percentage of Tangible Assets (3)	9.52	9.62	10.13
Tangible Common Equity as a Percentage of Risk Weighted Assets (3)	10.72	10.78	11.71
Book Value Per Common Share (4)	22.78	22.47	21.78
Tangible Book Value Per Common Share (3)	22.58	22.27	21.59

(1) Current quarter regulatory capital information is preliminary.

(2) Common equity consists of Total Shareholders’ Equity less Preferred Stock.

(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets

(4) Book Value Per Common Share consists of Total Shareholders’ Equity less Preferred Stock divided by total common shares outstanding.